Putnam
High Yield
Trust II

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

It is satisfying to note that after weathering a somewhat turbulent market environment during the fiscal year's first half, Putnam High Yield Trust II ended the year on a generally favorable note. As the market became somewhat more settled during the second half, your fund's managers believe that its recent performance has created a positive backdrop for fiscal 2000.

The economy's continuing strength and the Federal Reserve Board's restrained policy on interest rates have contributed to the development of a climate that tends to favor high-yield bonds. In fact, there is growing evidence that this emerging trend has already begun to reignite risk-sensitive investors' interest in the high-yield bond market.

We are pleased to welcome shareholders of Putnam High Yield Total Return Fund, who come to us through a merger that was completed on July 12, 1999. Because the funds' objectives are similar, we believe the investment goals of our new shareholders will be served equally well by Putnam High Yield Trust II.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
October 20, 1999


Report from the Fund Managers

Jennifer E. Leichter
Jeffrey A. Kaufman

Over the past 12 months, the high-yield market has been subject to the severe mood swings of fixed-income investors. The fiscal year began with a global flight to quality as investors ran to safer havens such as U.S. Treasuries. Months later, they changed their tune and rediscovered the potential rewards of attractive yields offered by high-yield bonds. However, this past summer, fears of higher interest rates and equity market weakness caused some investors to shun high-yield bonds. Putnam High Yield Trust II's performance for the 12 months ended August 31, 1999, reflects this mercurial temperament and challenging environment.

Total return for 12 months ended 8/31/99

     Class A          Class B          Class C          Class M
   NAV     POP      NAV     CDSC     NAV     CDSC     NAV     POP
------------------------------------------------------------------------
   3.85%  -1.08%    3.33%  -1.35%    2.52%   1.59%    3.86%   0.47%
------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 7.


* HIGH-YIELD BONDS EXPERIENCE HIGHS AND LOWS

The flight to quality that swept the globe last summer made for one of the most challenging environments for high-yield bonds since 1990's recessionary summer. Worried by Russia's financial collapse, investors became highly risk averse in the summer months of 1998. At the peak of the rush to safety, yield spreads against Treasuries widened substantially.

A second bout of turbulence hit the market with the anticipated sale of the high-yield holdings of Long Term Capital Management. This distressed hedge fund was hit with massive margin calls that forced it to liquidate holdings and triggered a $3.6 billion bailout. In the aftermath, other, smaller hedge funds rushed to liquidate their higher-risk holdings, prompting a world wide stampede to the safer haven of U.S. Treasuries. The yield differential between Treasuries and all other sectors of the fixed-income market increased dramatically as a result. Concurrently -- since yield moves in the opposite direction of price -- the value of non-Treasury investments fell precipitously and the high-yield market was hit especially hard.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications         16.8%

Broadcasting                5.2%

Telephone services          4.1%

Cable television            3.5%

Oil and gas                 3.4%

Footnote reads:
*Based on net assets as of 8/31/99. Holdings will vary over time.


"Adding a high-yield bond mutual fund to your existing investment portfolio may actually reduce the investment risk . . . The high-yield sector does not move in lockstep with either the equity or bond markets. As a result, increases and decreases in the net asset value of a high-yield bond mutual fund can smooth out some of the volatility in the value of your stocks and better-quality-debt securities."

-- Bloomberg Personal Finance, September 1999


Early in 1999 things changed for the better as the high-yield market staged a sharp recovery. Investors began taking profits on higher-quality investments and accepting risk back into their portfolios. High-yield spreads against Treasuries narrowed and net cash flows into the high-yield asset class once again became positive as investors were drawn to the sector's attractive yields.

However, high-yield bonds experienced a minor setback as your fund approached the end of its fiscal year. This past summer, most bond sectors came under pressure once again, this time amid fears of rising interest rates and equity market weakness. The accelerating pace of global economic growth drove high-yield bond yields higher in markets worldwide.


[GRAPHIC OMITTED: worm chart HIGH-YIELD BONDS VERSUS OTHER CORPORATE
                  SECURITIES]

HIGH-YIELD BONDS VERSUS OTHER CORPORATE SECURITIES

                   First Boston      Lehman Brothers
                    High Yield       Corporate Bond
Date                Bond Index           Index

8/31/92                0.00%             0.00%
8/31/93               15.77%            13.63%
8/31/94               19.96%            10.86%
8/31/95               35.80%            25.80%
8/31/96               49.58%            30.57%
8/31/97               72.66%            45.25%
8/31/98               75.18%            59.02%
8/31/99               83.48%            60.15%

Footnote reads:
Past performance is not indicative of future results. This chart demonstrates that high-yield bonds, as represented by the First Boston High Yield Bond Index, generally outperformed investment-grade corporate bonds, as represented by the Lehman Brothers Corporate Bond Index during the period shown. The chart shows cumulative returns. The lower credit rating of high-yield bonds reflects a greater possibility that adverse changes in an issuer's business or financial condition or in general economic conditions may impair the issuer's ability to pay principal and interest on the securities. This chart does not reflect the performance of Putnam High Yield Trust II.


* FED MAKES SEVERAL RATE ADJUSTMENTS TO REASSURE INVESTORS

Over the course of your fund's fiscal year, the Federal Reserve Board cut short-term interest rates three times and increased them twice. The three successive rate cuts enacted last fall served to inject liquidity into the global marketplace and to ease fears about a worldwide financial crisis. Faced with indications of an accelerating U.S. economy, investors subsequently expressed concern that the Fed would implement a series of interest rate increases. The Fed initiated a modest quarter of a percentage point increase in June -- the first in two years -- followed by another quarter of a percentage point increase in August.


"Given the solid fundamentals of the U.S. economy and corporate America, we believe high-yield bonds present an attractive investment opportunity."

-- Jennifer E. Leichter, fund manager


Combined with the global flight to quality last fall, the rate cuts helped push the yield on the benchmark 30-year Treasury bond down -- and its price up -- to levels last seen in the 1960s. Conversely, the anticipation of the Fed's interest-rate increase this past spring, combined with a more relaxed attitude among investors toward riskier investments, added fuel to already rising yields and propelled the long-term bond's yield past the psychologically important 6% mark.


Don't believe everything you hear about high-yield issuers

Many investors believe that all companies rated below investment grade level are "fallen angels." This term refers to corporations that were once rated Baa/BBB (the lowest tier of the investment-grade sector) or higher but have since experienced hard times. However, according to Martin Fridson, author of It Was a Very Good Year: Extraordinary Moments in Stock Market History, the vast majority of American companies do not qualify for investment-grade ratings. For one reason, size is a rating consideration and many young but highly profitable companies cannot hope to achieve Baa/BBB status until their sales have grown for several more years.


In our opinion, the Fed's gradualist approach to interest-rate tightening bodes well for the high-yield market, which typically does well in periods of slowly rising rates. The backdrop of a strong economy and low inflation also aided the performance of high-yield bonds.

* TELECOMMUNICATIONS AND MEDIA CONTINUE TO SERVE THE FUND WELL

As investment conditions improved for high-yield bonds, telecommunications and media were among the top-performing sectors within the high-yield market and continued to be a key focus for your fund. Within these industries, deregulation has created a favorable environment allowing for a lot of cost cutting and opportunities for growth. Many of the issuers represented in your portfolio -- Covad Communications Group, and Charter Communications Holdings -- either have issued or will soon issue stock, prompting credit improvements and therefore higher prices for their bonds. While these holdings and others discussed in this report were viewed favorably at the end of the fiscal period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

Covad Communications is an example of a portfolio holding that successfully completed an initial public offering during the period. Covad provides high-speed digital communications services using digital subscriber line technology to Internet service providers and customers. During the period, Covad launched a nationwide remote access program, integrating for the first time the company's digital subscriber line service with the networks of investors AT&T and Qwest Communications International. With the program, Covad is targeting its new TeleSpeed Remote service to small to midsize businesses that want to connect remote offices in other cities. The new service is dramatically faster than long distance dial-up service.

Stricter Medicare reimbursement formulas negatively affected the performance of several long-term nursing care bonds such as Sun Healthcare and Mariner Post-Acute Network, Inc. Your fund's position in United Artists Theatre, along with other movie exhibition companies, reported disappointing earnings toward the end of the period. The onslaught of new multiplexes has resulted in over capacity in the marketplace, hurting the performance of movie exhibition companies.

* MODERATELY POSITIVE OUTLOOK FOR HIGH-YIELD BONDS

Given the solid fundamentals of the U.S. economy and corporate America, we believe that high-yield bonds continue to present attractive investment opportunities. In our opinion, at the end of fiscal 1999 the high-yield market was fairly valued versus other market sectors. We believe that yield spreads may widen slightly in the next few months, but that yield premiums will be sufficient to allow the high-yield market to outperform other fixed-income sectors. As the calendar year-end nears, we expect to see a rise in year 2000 (Y2K) concerns, which may negatively affect liquidity across all markets.

Returns for the remainder of 1999 will probably come from individual security selection rather than from overall market movement. We expect the Fed to maintain its preemptive attitude on interest rates, to keep a tight rein on inflation, and to slow economic growth. In the short term, these events may likely cause some market turbulence; however, your fund will seek to minimize potential volatility while maximizing any resulting opportunities.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/99, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Trust II is designed for investors seeking high current income primarily through a diversified portfolio of high-yielding lower-rated corporate bonds, with a secondary objective of capital growth when consistent with high current income.




TOTAL RETURN FOR PERIODS ENDED 8/31/99

                      Class A             Class B              Class C            Class M
(inception dates)    (12/31/97)          (12/31/97)           (7/26/99)         (12/31/97)
                   NAV        POP      NAV        CDSC      NAV       CDSC    NAV        POP
-----------------------------------------------------------------------------------------------
1 year             3.85%     -1.08%    3.33%     -1.35%     2.52%    1.59%    3.86%      0.47%
-----------------------------------------------------------------------------------------------
Life of fund       2.77      -2.08     1.74      -1.79      0.98     0.98     2.51      -0.87
Annual average     1.66      -1.26     1.04      -1.08      0.59     0.59     1.51      -0.52
-----------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/99

                                 First Boston
                                  High Yield           Consumer
                                  Bond Index          price index
---------------------------------------------------------------------
1 year                               4.74%               2.33%
---------------------------------------------------------------------
Life of fund                         2.55                3.66
Annual average                       1.52                2.18
---------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 12/31/97

                                    First Boston
                Fund's class A       High Yield         Consumer price
Date             shares at POP       Bond Index             index

12/31/97             9,529             10,000               10,000
3/31/98             10,291             10,301               10,056
6/30/98             10,291             10,431               10,105
9/30/98              9,417              9,790               10,130
12/31/98             9,548             10,058               10,180
3/31/99             10,009             10,224               10,229
6/30/99              9,895             10,342               10,304
8/31/99             $9,792            $10,255              $10,366

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $10,174 ($9.821 at CDSC). Class C shares would have been valued at $10,098 and no contingent deferred sales charge would apply, a $10,000 investment in the fund's class M shares would have been valued at $10,251 ($9,913 at public offering price).



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/99

                               Class A      Class B      Class C       Class M
--------------------------------------------------------------------------------------
Distributions (number)           12           12            2            12
--------------------------------------------------------------------------------------
Income                       $0.798734    $0.742214    $0.069479     $0.780001
--------------------------------------------------------------------------------------
Capital gains                    --           --           --            --
--------------------------------------------------------------------------------------
Return of capital*            0.031100     0.028800     0.002600      0.030300
--------------------------------------------------------------------------------------
  Total                      $0.829834    $0.771014    $0.072079     $0.810301
--------------------------------------------------------------------------------------
Share value:                 NAV     POP      NAV          NAV       NAV     POP
--------------------------------------------------------------------------------------
8/31/98                     $8.02   $8.42    $8.01       $ --       $8.01   $8.28
--------------------------------------------------------------------------------------
7/26/99**                      --      --       --       7.69          --      --
--------------------------------------------------------------------------------------
8/31/99                      7.49    7.86     7.50       7.50        7.50    7.75
--------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------
Current dividend rate1      10.22%    9.74%   9.45%      9.71%       9.95%   9.63%
--------------------------------------------------------------------------------------
Current 30-day SEC yield2   10.57    10.07    9.80       9.92       10.31    9.97
--------------------------------------------------------------------------------------

  1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

  2Based on investment income, calculated using SEC guidelines.

 *See page 51.

**Inception date of class C shares.




TOTAL RETURN FOR PERIODS ENDED 9/30/99 (most recent calendar quarter)

                    Class A            Class B            Class C          Class M
(inception dates)  (12/31/97)         (12/31/97)         (7/26/99)        (12/31/97)
                 NAV        POP     NAV       CDSC     NAV      CDSC    NAV        POP
-----------------------------------------------------------------------------------------
1 year           3.05%     -1.89%   2.54%    -2.11%    1.65%    0.73%   2.92%     -0.47%
-----------------------------------------------------------------------------------------
Life of fund     1.84      -2.96    0.77     -2.70    -0.13    -0.13    1.44      -1.91
Annual average   1.05      -1.70    0.44     -1.55    -0.07    -0.07    0.82      -1.09
-----------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

The First Boston High Yield Bond Index* is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's.

The Lehman Brothers Corporate Bond Index* is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended August 31, 1999

To the Board of Trustees of Putnam Funds Trust and
Shareholders of Putnam High Yield Trust II
(a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Yield
Trust II (the "fund") at August 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 13, 1999




The fund's portfolio
August 31, 1999

CORPORATE BONDS AND NOTES (84.0%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
Advertising (0.7%)
--------------------------------------------------------------------------------------------------------------------------
     $    3,145,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                      $    3,286,525
            480,000  AOA Holdings Llc 144A sr. notes 10 3/8s, 2006                                                 480,000
          1,050,000  Lamar Media Corp. company guaranty 9 5/8s, 2006                                             1,057,875
          3,065,000  Lamar Advertising Co. company guaranty 8 5/8s, 2007                                         3,019,025
          1,483,000  Outdoor Communications Inc. sr. sub. notes
                       9 1/4s, 2007                                                                              1,483,000
          1,180,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                           1,239,000
                                                                                                            --------------
                                                                                                                10,565,425

Aerospace and Defense (2.7%)
--------------------------------------------------------------------------------------------------------------------------
          4,770,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                               4,197,600
          1,310,000  Argo-Tech Corp. company guaranty Ser. D,
                       8 5/8s, 2007                                                                              1,152,800
          2,840,000  Aviation Sales Co. company guaranty 8 1/8s, 2008                                            2,676,700
          1,000,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 9 7/8s, 2006                                      1,017,500
          5,620,000  BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                              5,704,300
          2,700,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                          2,517,750
          5,765,000  Burke Industries, Inc. company guaranty 10s, 2007                                           4,150,800
          6,150,000  Decrane Aircraft Holdings company guaranty
                       Ser. B, 12s, 2008                                                                         6,211,500
          2,100,000  Derlan Industries Ltd. sr. notes 10s, 2007 (Canada)                                         2,058,000
          1,280,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                    1,257,600
             40,000  L-3 Communications Corp. sr. sub. notes Ser. B,
                       10 3/8s, 2007                                                                                41,500
          5,750,000  L-3 Communications Corp. sr. notes 9 1/8s, 2008                                             5,318,750
          3,490,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                        3,359,125
            180,000  L-3 Communications Corp. company guaranty
                       Ser. B, 8s, 2008                                                                            167,850
                                                                                                            --------------
                                                                                                                39,831,775

Agriculture (--%)
--------------------------------------------------------------------------------------------------------------------------
            323,376  Premium Standard Farms, Inc. sr. sec. notes
                       11s, 2003 (PIK)                                                                             299,123

Airlines (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,680,000  Calair LLC 144A company guaranty 8 1/8s, 2008                                               3,358,000
          1,500,000  Canadian Airlines Corp. sr. notes 12 1/4s, 2006
                       (Canada)                                                                                    990,000
          3,660,000  Canadian Airlines Corp. sr. sec. notes 10s, 2005
                       (Canada)                                                                                  3,111,000
          2,710,000  Cathay International Ltd. 144A sr. notes 13s, 2008
                       (China)                                                                                   1,002,700
          4,400,000  Continental Airlines, Inc. sr. notes 9 1/2s, 2001                                           4,433,000
          2,425,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                          2,073,375
          2,600,000  Trans World Airlines, Inc. sr. notes 11 3/8s, 2006                                          1,664,000
          4,140,000  United Pan-Europe N.V. 144A sr. notes
                       10 7/8s, 2009 (Netherlands)                                                               4,150,350
          8,640,000  United Pan-Europe N.V. 144A stepped-coupon zero %
                       (12 1/2s, 2004), 2009 (Netherlands) (STP)                                                 4,838,400
                                                                                                            --------------
                                                                                                                25,620,825

Apparel (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          4,480,000  Fruit of the Loom 144A company guaranty
                       8 7/8s, 2006                                                                              2,912,000
             10,000  William Carter Holdings Co. sr. sub. notes
                       Ser. A, 12s, 2008                                                                            10,050
          5,190,000  William Carter Holdings Co. sr. sub. notes
                       Ser. A, 10 3/8s, 2006                                                                     5,138,100
                                                                                                            --------------
                                                                                                                 8,060,150

Automotive (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,480,000  Dura Operating Corp. 144A sr. sub. notes 9s, 2009                                           2,356,000
          4,890,000  Federal Mogul Corp. notes 7 1/2s, 2009                                                      4,451,465
          4,250,000  Lear Corp. sub. notes 9 1/2s, 2006                                                          4,388,125
          4,070,000  Navistar International Corp. sr. notes Ser. B, 8s, 2008                                     3,958,075
          6,230,000  Oxford Automotive, Inc. company guaranty Ser. D,
                       10 1/8s, 2007                                                                             5,856,200
            415,000  San Luis Corp. SA 8 7/8s, 2008                                                                336,150
          3,670,000  Talon Automotive Group sr. sub. notes Ser. B,
                       9 5/8s, 2008                                                                              2,936,000
          1,780,000  Transportation Manufacturing Operations Inc.
                       144A company guaranty 11 1/4s, 2009                                                       1,762,200
                                                                                                            --------------
                                                                                                                26,044,215

Automotive Parts (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            720,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                         734,400
          3,920,000  Exide Corp. sr. notes 10s, 2005                                                             3,929,800
          3,678,628  Exide Corp. bank term loan Ser. B FRN 7.6875s, 12/18/05                                     3,623,448
          1,690,000  Hayes Lemmerz International, Inc. company guaranty
                       Ser. B, 8 1/4s, 2008                                                                      1,563,250
          3,000,000  Hayes Wheels International, Inc. company guaranty
                       Ser. B, 9 1/8s, 2007                                                                      2,977,500
            150,000  Hayes Wheels International, Inc. 144A sr. sub. notes
                       9 1/8s, 2007                                                                                146,625
            140,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                        137,900
          3,000,000  Safety Components International, Inc. sr. sub. notes
                       Ser. B, 10 1/8s, 2007                                                                     2,250,000
                                                                                                            --------------
                                                                                                                15,362,923

Banks (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Advanta Corp. company guaranty Ser. B, 8.99s, 2026                                          1,337,500
          5,250,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                              4,867,853
          1,550,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                        1,557,750
          4,820,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                4,097,000
             10,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                          9,959
          5,025,000  GS Escrow Corp. sr. notes 7 1/8s, 2005                                                      4,659,884
             25,000  Provident Capital Trust company guaranty 8.6s, 2026                                            23,673
             10,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                                  9,603
                                                                                                            --------------
                                                                                                                16,563,222

Basic Industrial Products (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,555,000  Axia, Inc. company guaranty 10 3/4s, 2008                                                   5,221,700
            320,000  Grove Holdings LLC deb. stepped-coupon zero %
                       (11 5/8s, 5/1/03), 2009 (STP)                                                                80,000
          1,811,357  Grove Investors LLC 144A 14 1/2s, 2010 (PIK)                                                  615,861
          1,560,000  Paragon Corp. Holdings, Inc. company guaranty
                       Ser. B, 9 5/8s, 2008                                                                        702,000
          2,205,000  Roller Bearing Co. company guaranty Ser. B,
                       9 5/8s, 2007                                                                              2,028,600
                                                                                                            --------------
                                                                                                                 8,648,161

Broadcasting (3.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,960,000  Ackerly Group, Inc. sr. sub. notes Ser. B, 9s, 2009                                         1,871,800
          4,620,000  Allbritton Communications Co. sr. sub. notes
                       Ser. B, 8 7/8s, 2008                                                                      4,435,200
          6,585,000  Benedek Communications Corp. sr. disc. notes stepped-
                       coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                              5,580,788
          2,000,000  Benedek Communications bank term loan Ser. B
                       FRN 8.54s, 11/20/07                                                                       1,995,000
          1,300,000  Capstar Broadcasting sr. disc. notes stepped-coupon
                       zero % (12 3/4s, 2/1/02), 2009 (STP)                                                      1,092,000
          6,820,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                            6,888,200
          2,500,000  CD Radio Inc. sr. disc. notes stepped-coupon zero %,
                       (15s, 12/1/02), 2007 (STP)                                                                1,175,000
             20,000  Central European Media Enterprises Ltd. sr. notes
                       9 3/8s, 2004 (Bermuda)                                                                       11,000
          9,390,000  Chancellor Media Corp. 144A sr. notes 8s, 2008                                              8,990,925
            220,000  Citadel Broadcasting Co. company guaranty
                       9 1/4s, 2008                                                                                219,450
          5,375,300  Citadel Broadcasting Co. sr. sub. notes 10 1/4s, 2007                                       5,590,312
            150,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                       (11.2s, 11/15/00), 2007 (Bermuda) (STP)                                                     135,000
          3,840,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                           3,600,000
          4,580,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                      4,431,150
          3,750,000  Paxson Communications Corp. 144A sr. sub. notes
                       11 5/8s, 2002                                                                             3,862,500
          1,640,000  Pegasus Communications Corp. 144A sr. notes
                       9 3/4s, 2006                                                                              1,623,600
            200,000  Pegasus Media & Communications notes Ser. B,
                       12 1/2s, 2005                                                                               220,000
            498,000  Radio One Inc. company guaranty stepped-coupon
                       Ser. B, 7s, (12s, 5/15/00), 2004 (STP)                                                      512,940
            100,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B,
                       10 3/4s, 2006                                                                               108,000
          1,364,000  Spanish Broadcasting Systems sr. notes 12 1/2s, 2002                                        1,520,860
             30,000  Spanish Broadcasting Systems sr. notes Ser. B, 11s, 2004                                       33,150
          1,285,000  TV Azteca S.A. de C.V. sr. notes 10 1/2s,
                       2007 (Mexico)                                                                               970,175
          2,325,000  TV Azteca S.A. de C.V. sr. notes Ser. A, 10 1/8s,
                       2004 (Mexico)                                                                             1,825,125
          2,200,000  Young Broadcasting Inc. company guaranty Ser. B,
                       8 3/4s, 2007                                                                              2,123,000
                                                                                                            --------------
                                                                                                                58,815,175

Building and Construction (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,460,000  American Architectural Products Corp. company
                       guaranty 11 3/4s, 2007                                                                    1,353,000
          1,190,000  Atrium Companies Inc. 144A sr. sub. notes
                       10 1/2s, 2009                                                                             1,157,275
             10,000  Cia Latino Americana 144A company guaranty
                       11 5/8s, 2004 (Argentina)                                                                     5,400
          3,200,000  Consumers International 144A sr. notes
                       10 1/4s, 2005                                                                             3,184,000
          4,550,000  D.R. Horton, Inc. company guaranty 8s, 2009                                                 4,186,000
          2,250,000  GS Superhighway Holdings sr. notes 10 1/4s,
                       2007 (China)                                                                              1,125,000
            410,000  GS Superhighway Holdings sr. notes 9 7/8s,
                       2004 (China)                                                                                205,000
            480,000  Jackson Products, Inc. company guaranty Ser. B,
                       9 1/2s, 2005                                                                                458,400
          1,920,000  NCI Building Systems Inc. sr. sub. notes Ser. B,
                       9 1/4s, 2009                                                                              1,867,200
          2,400,000  Toll Corp. company guaranty 8 1/8s, 2009                                                    2,274,000
                                                                                                            --------------
                                                                                                                15,815,275

Building Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,150,000  Building Materials Corp. 144A sr. notes 8s, 2008                                            1,967,250

Business Equipment and Services (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,800,000  Cex Holdings, Inc. company guaranty Ser. B,
                       9 5/8s, 2008                                                                              2,824,500
          2,275,000  Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                           2,144,188
            350,000  Iron Mountain, Inc. med. term notes company
                       guaranty 10 1/8s, 2006                                                                      356,125
            996,656  Outsourcing Solutions Inc. 144A 8.621s, 2004                                                  974,231
          2,260,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B,
                       11s, 2006                                                                                 2,192,200
          4,133,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                             4,494,638
            440,000  United Stationer Supply, Inc. sr. sub. notes
                       8 3/8s, 2008                                                                                404,800
          5,450,000  U.S. Office Products Co. company guaranty
                       9 3/4s, 2008                                                                              3,188,250
          2,496,296  U.S. Office Products Co. bank loan FRN 7.8s, 6/9/06                                         2,146,815
                                                                                                            --------------
                                                                                                                18,725,747

Cable Television (2.9%)
--------------------------------------------------------------------------------------------------------------------------
          8,640,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                            7,128,000
          1,190,000  Adelphia Communications Corp. sr. notes Ser. B,
                       9 7/8s, 2007                                                                              1,207,850
          2,950,000  Adelphia Communications Corp. sr. notes Ser. B,
                       8 3/8s, 2008                                                                              2,758,250
            920,000  Adelphia Communications Corp. sr. notes
                       7 7/8s, 2009                                                                                826,850
          1,270,000  Century Communications Corp. sr. notes
                       8 7/8s, 2007                                                                              1,222,375
            940,000  Century Communications Corp. sr. notes
                       8 3/4s, 2007                                                                                902,400
          2,500,000  Comcast Corp. sr. sub. notes 9 3/8s, 2005                                                   2,638,700
            520,000  CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                                566,800
            210,000  CSC Holdings, Inc. sr. sub. notes 9 1/4s, 2005                                                210,000
            740,000  CSC Holdings, Inc. deb. 7 7/8s, 2018                                                          675,435
          5,550,000  CSC Holdings, Inc. sr. notes 7 1/4s, 2008                                                   5,143,685
          2,890,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                    2,268,650
         12,575,000  Diva Systems Corp. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (12 5/8s, 3/1/03), 2008 (STP)                                              2,609,313
          1,070,000  Globo Communicacoes 144A company guaranty
                       10 1/2s, 2006 (Brazil)                                                                      781,100
            680,000  Globo Communicacoes company guaranty
                       10 1/2s, 2006 (Brazil)                                                                      496,400
          1,000,000  Lenfest Communications, Inc. sr. sub. notes
                       10 1/2s, 2006                                                                             1,147,500
          2,660,000  Lenfest Communications, Inc. sr. sub. notes
                       8 1/4s, 2008                                                                              2,646,700
          1,860,000  NTL Inc. 144A. sr. notes 11 1/2s, 2008                                                      1,976,250
          5,150,000  NTL Inc. sr. notes, Ser. B stepped-coupon, zero %
                       (9 3/4s, 4/1/03), 2008 (United Kingdom) (STP)                                             3,399,000
             60,000  RCN Corp. sr. disc. notes stepped-coupon zero %,
                       (11 1/8s, 10/15/02), 2007 (STP)                                                              39,600
          1,390,000  Supercanal Holdings S.A. 144A sr. notes
                       11 1/2s, 2005 (In default) (Argentina) (NON)                                                695,000
          3,090,000  TeleWest Communications PLC 144A sr. disc. notes stepped-coupon zero %, (9 1/4, 4/15/04), 2009
                       (United Kingdom) (STP)                                                                    1,888,763
             40,000  TeleWest Communications PLC 144A 11 1/4s, 2008                                                 44,400
          4,510,000  United International Holdings sr. disc. Notes Ser. B
                       stepped-coupon, zero % (10 3/4s, 2/15/03), 2008 (STP)                                     2,581,975
                                                                                                            --------------
                                                                                                                43,854,996

Cellular Communications (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,330,000  Call-Net Enterprises Inc. sr. disc. notes stepped-coupon
                       zero % (10.8s, 5/15/04), 2009 (Canada) (STP)                                                718,200
          1,045,000  Celcaribe S.A. sr. notes stepped-coupon zero %
                       (13 1/2s, 3/15/04), 2004 (STP)                                                              836,000
         12,620,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                       zero % (14s, 10/1/02), 2007 (STP)                                                         5,300,400
          4,315,000  Dobson Communications Corp. sr. notes
                       11 3/4s, 2007                                                                             4,552,325
          5,650,000  McCaw International Ltd sr. disc. notes stepped-coupon
                       zero % (13s, 4/15/02), 2007 (STP)                                                         3,248,750
          5,870,000  NEXTEL Communications, Inc. sr. notes 12s, 2008                                             6,530,375
          1,400,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/8s, 4/15/03), 2008 (STP)                                                700,000
          3,190,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (9.95s, 2/15/03), 2008 (STP)                                                2,201,100
          2,670,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (9 3/4s, 10/31/02), 2007 (STP)                                              1,869,000
          2,790,000  Price Communications Wireless, Inc. 144A sr. notes
                       9 1/8s, 2006                                                                              2,817,900
          2,000,000  Triton PCS Inc. company guaranty 11s, 2008                                                  1,360,000
                                                                                                            --------------
                                                                                                                30,134,050

Chemicals (2.5%)
--------------------------------------------------------------------------------------------------------------------------
            625,000  ARCO Chemical Co. deb. 9.9s, 2000                                                             625,000
          4,085,000  Geo Specialty Chemicals, Inc.144A sr. sub. notes
                       10 1/8s, 2008                                                                             3,799,050
          1,290,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                             1,212,600
            645,000  Huntsman Corp. 144A sr. sub. notes FRN
                       9.188s, 2007                                                                                583,725
          8,160,000  Huntsman ICI Chemicals Inc. 144A sr. sub. notes
                       10 1/8s, 2009                                                                             8,017,200
          8,640,000  Lyondell Petrochemical Co. sec. notes Ser. B,
                       9 7/8s, 2007                                                                              8,640,000
          2,980,000  Lyondell Petrochemical Co. sr. sub. notes
                       10 7/8s, 2009                                                                             3,009,800
          3,325,000  PCI Chemicals & Pharmaceuticals company guaranty
                       9 1/4s, 2007 (India)                                                                      2,327,500
          2,500,000  Pioneer Americas Acquisition 144A sr. notes
                       9 1/4s, 2007                                                                              1,850,000
             73,857  Polytama International notes 11 1/4s, 2007 (Indonesia)                                         13,294
          2,360,000  Royster-Clark Inc. 144A 1st mtge 10 1/4s, 2009                                              2,242,000
            370,000  Scotts Co 144A sr. sub. notes 8 5/8s, 2009                                                    357,975
          5,720,000  Sterling Chemicals Holdings sr. disc. notes stepped-
                       coupon zero % (13 1/2s, 8/15/01), 2008 (STP)                                              1,430,000
          2,120,000  Sterling Chemicals Inc. 144A sec. notes 12 3/8s, 2006                                       2,120,000
          1,650,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                                 924,000
                                                                                                            --------------
                                                                                                                37,152,144

Computer Services (1.8%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  Concentric Network Corp. sr. notes 12 3/4s, 2007                                               20,300
          3,800,000  Exodus Communications, Inc. sr. notes 11 1/4s, 2008                                         3,871,250
            770,000  Exodus Communications, Inc. 144A sr. notes
                       11 1/4s, 2008                                                                               781,550
          2,500,000  PSINet, Inc.144A sr. notes 11 1/2s, 2008                                                    2,537,500
          4,260,000  PSINet, Inc. 144A sr. notes 11s, 2009                                                       4,206,750
          2,580,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                    2,476,800
          1,860,000  Unisys Corp. sr. notes Ser. B, 12s, 2003                                                    2,008,800
          4,500,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                        4,961,250
          5,270,000  Verio Inc. sr. notes 11 1/4s, 2008                                                          5,349,050
             90,000  Verio Inc. sr. notes 10 3/8s, 2005                                                             89,550
                                                                                                            --------------
                                                                                                                26,302,800

Consumer Durable Goods (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,505,000  Albecca Inc. 144A sr. sub. notes 10 3/4s, 2008                                              3,457,588
          1,850,000  Doskcil Manufacturing Co 144A sr. sub. notes
                       10 1/8s, 2007                                                                             1,073,000
          1,755,000  Hedstrom Holdings, Inc. 144A sr. disc. notes stepped-
                       coupon zero % (12s, 6/1/02), 2009 (STP)                                                     702,000
          8,740,000  Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                                7,560,100
             50,000  Sealy Mattress Co. company guaranty stepped-coupon
                       Ser. B, zero % (10 7/8s, 12/15/02), 2007 (STP)                                               33,250
          4,470,000  Sealy Mattress Co. 144A sr. sub. notes Ser. B,
                       9 7/8s, 2007                                                                              4,402,950
                                                                                                            --------------
                                                                                                                17,228,888

Consumer Services (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,146,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                              3,374,085
            810,000  Protection One, Inc. sr. disc. notes stepped-coupon
                       zero %, (13 5/8s, 6/30/00), 2005 (STP)                                                      729,000
          1,630,000  Protection One, Inc. 144A sr. sub. notes 8 1/8s, 2009                                       1,336,600
                                                                                                            --------------
                                                                                                                 5,439,685

Cosmetics (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,150,000  French Fragrances, Inc. company guaranty Ser. D,
                       10 3/8s, 2007                                                                             2,085,500
          1,580,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                     1,566,175
          1,160,000  Revlon Consumer Products sr. notes 9s, 2006                                                 1,081,700
          7,000,000  Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                        5,810,000
                                                                                                            --------------
                                                                                                                10,543,375

Electric Utilities (2.0%)
--------------------------------------------------------------------------------------------------------------------------
            775,000  AES China Generating Co. sr. notes 10 1/8s,
                       2006 (China)                                                                                465,000
          1,270,000  Applied Power Inc. sr. sub. notes 8 3/4s, 2009                                              1,200,150
          2,675,000  Calpine Corp. sr. notes 10 1/2s, 2006                                                       2,822,125
          1,300,000  Calpine Corp. sr. notes 8 3/4s, 2007                                                        1,298,531
          3,260,000  Calpine Corp. sr. notes 7 7/8s, 2008                                                        3,097,000
          3,090,000  Cleveland Electric Illuminating Co. 144A 6.86s, 2008                                        2,896,659
          5,500,000  CMS Energy Corp. pass-through certificates 7s, 2005                                         5,213,725
          9,000,000  Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                        10,820,520
          2,120,000  Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                         2,400,815
            113,333  Northeast Utilities System notes Ser. B, 8.38s, 2005                                          112,291
                                                                                                            --------------
                                                                                                                30,326,816

Electronic Components (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,035,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                             983,250
          4,010,000  Flextronics International Ltd. sr. sub. notes
                       Ser. B, 8 3/4s, 2007                                                                      3,929,800
            730,000  HCC Industries, Inc. company guaranty
                       10 3/4s, 2007                                                                               591,300
          3,670,000  Metromedia Fiber Network, Inc. sr. notes
                       144A, 10s, 2008                                                                           3,614,950
                                                                                                            --------------
                                                                                                                 9,119,300

Electronics (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,620,000  Celestica International Ltd. 144A sr. sub. notes
                       10 1/2s, 2006 (Canada)                                                                    1,709,100
          6,890,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                                 7,045,025
            500,000  Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                               433,750
          7,230,000  Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                                 6,272,025
             60,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                   52,200
                                                                                                            --------------
                                                                                                                15,512,100

Energy-Related (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          3,660,000  AES Corp. sr. notes 9 1/2s, 2009                                                            3,678,300
          2,660,000  CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                             2,472,736
            650,000  Panda Global Energy Co. company guaranty
                       12 1/2s, 2004 (China)                                                                       351,000
          6,070,000  York Power Funding 144A notes 12s, 2007
                       (Cayman Islands)                                                                          6,009,300
                                                                                                            --------------
                                                                                                                12,511,336

Entertainment (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,800,000  SFX Entertainment Inc. company guaranty
                       9 1/8s, 2008                                                                              4,608,000
            100,000  SFX Entertainment, Inc. 144A company guaranty
                       Ser. B, 9 1/8s, 2008                                                                         94,750
          5,000,000  SFX Entertainment bank term loan Ser. B FRN 9s, 6/30/06                                     5,000,000
          1,475,000  Silver Cinemas International sr. sub. notes
                       10 1/2s, 2005                                                                               678,500
             99,000  United Artists Theatre bank term loan Ser. C, FRN
                       8.84s, 2007                                                                                  79,695
          1,386,000  United Artists Theatre bank term loan Ser. B FRN
                       8.59s, 2006                                                                               1,115,730
          6,475,000  United Artists Theatre sr. sub. notes Ser. B
                       9 3/4s, 2008                                                                              1,942,500
                                                                                                            --------------
                                                                                                                13,519,175

Environmental Control (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          7,310,000  Allied Waste Industries, Inc. 144A sr. sub. notes
                       10s, 2009                                                                                 7,017,600
          3,040,000  Allied Waste Industries, Inc. company guaranty
                       Ser. B, 7 7/8s, 2009                                                                      2,736,000
          1,550,000  Allied Waste Industries, Inc. company guaranty
                       Ser. B, 7 5/8s, 2006                                                                      1,414,375
          3,215,000  Allied Waste bank term loan Ser. C FRN 8 1/4s, 6/30/07                                      3,263,514
          2,635,000  Allied Waste bank term loan Ser. B FRN 8.0625s, 6/30/06                                     2,643,432
          1,150,000  Waste Management, Inc. sr. notes 7 1/8s, 2007                                               1,026,375
            150,000  Waste Management, Inc. 144A sr. notes 6 7/8s, 2009                                            129,563
                                                                                                            --------------
                                                                                                                18,230,859

Financial Services (2.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,775,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                2,102,063
          1,380,000  AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                        1,186,800
          1,730,000  Capital One Financial Corp. notes 7 1/8s, 2008                                              1,589,835
            105,000  Colonial Capital II 144A company guaranty
                       8.92s, 2027                                                                                  96,157
          2,950,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                 1,017,750
          3,370,000  Contifinancial Corp. sr. notes 8 1/8s, 2008                                                 1,145,800
          3,460,000  Contifinancial Corp. sr. notes 7 1/2s, 2002                                                 1,245,600
            110,000  Greenpoint Capital Trust I company guaranty
                       9.1s, 2027                                                                                  108,638
            310,000  Green Tree Acceptance Corp. sr. sub. notes
                       10 1/4s, 2002                                                                               323,432
            930,000  Imperial Credit Capital Trust I 144A company guaranty
                       10 1/4s, 2002                                                                               744,000
          1,700,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                     1,357,875
          3,482,500  Jefferson Smurfit bank term loan Ser. B FRN 8.65s, 3/31/06                                  3,482,500
          1,300,000  Local Financial Corp. sr. notes 11s, 2004                                                   1,339,000
          3,485,000  Nationwide Credit Inc. sr. notes Ser. A, 10 1/4s, 2008                                      2,160,700
            210,000  Ocwen Capital Trust I company guaranty
                       10 7/8s, 2027                                                                               136,500
             20,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                                     19,625
            981,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                                     873,090
          3,870,000  RBF Finance Co. company guaranty 11 3/8s, 2009                                              4,102,200
          3,480,000  RBF Finance Co. company guaranty 11s, 2006                                                  3,593,100
          5,360,000  Resource America Inc. 144A sr. notes 12s, 2004                                              4,663,200
            560,000  Superior Financial 144A sr. notes 8.65s, 2003                                                 522,900
                                                                                                            --------------
                                                                                                                31,810,765

Food and Beverages (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,605,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                      3,595,988
          1,270,000  Aurora Foods, Inc. 144A ser. sub. notes Ser. D,
                       9 7/8s, 2007                                                                              1,266,825
          4,005,000  Eagle Family Foods company guaranty Ser. B,
                       8 3/4s, 2008                                                                              3,023,775
            125,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                           111,250
          1,940,000  RAB Enterprises, Inc. 144A sr. notes 10 1/2s, 2005                                          1,319,200
          1,900,000  RAB Food Holdings, Inc 144A. sr. notes 13s, 2008                                              855,000
          4,100,000  Doane Pet Care Co.sr. sub. notes 9 3/4s, 2007
                       sr. sub. notes 9 3/4s, 2007                                                               4,130,750
          6,220,000  Trairc Consumer Products, Inc. 144A sr. sub. notes
                       10 1/4s, 2009                                                                             6,033,400
          2,530,000  Vlassic Foods Intl. Inc. 144A sr. sub. notes
                       10 1/4s, 2009                                                                             2,302,300
                                                                                                            --------------
                                                                                                                22,638,488

Food Chains (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Ameriserve Food Co. company guaranty
                       10 1/8s, 2007                                                                             1,545,000
            630,000  Southland Corp. deb. 4s, 2004                                                                 485,100
          2,200,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                   1,804,000
          2,700,000  Star Markets Co. sr. sub. notes 13s, 2004                                                   2,889,000
                                                                                                            --------------
                                                                                                                 6,723,100

Gaming (2.4%)
--------------------------------------------------------------------------------------------------------------------------
            356,630  Ameristar Casinos Inc. bonds 8s, 2004                                                         313,834
          1,919,873  Ameristar Casinos Inc. company guaranty
                       Ser. B, 8s, 2004                                                                          1,689,488
          3,080,000  Argosy Gaming Co. 144A sr. sub. notes 10 3/4s, 2009                                         3,157,000
          1,110,000  Autotote Corp. company guaranty Ser. B,
                       10 7/8s, 2004                                                                             1,137,750
          1,500,000  Aztar Corp. sr. sub. notes 13 3/4s, 2004                                                    1,620,000
          2,660,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                               2,620,100
          2,000,000  Circus Circus Enterprises, Inc. sr. sub. notes
                       9 1/4s, 2005                                                                              2,005,000
            630,000  Circus Circus Enterprises, Inc. deb. 7s, 2036                                                 552,712
          1,290,000  Circus Circus Enterprises, Inc. sr. notes 6.45s, 2006                                       1,136,993
            100,000  Colorado Gaming & Entertainment Co. sr. notes
                       12s, 2003 (PIK)                                                                              95,000
            350,000  Fitzgeralds Gaming Corp. company guaranty Ser. B,
                       12 1/4s, 2004 (In default) (NON)                                                            188,125
          4,450,000  Hollywood Casino Corp. 144A sec. notes
                       11 1/4s, 2007                                                                             4,472,250
          1,820,000  Hollywood Park, Inc. 144A sr. sub. notes Ser. B,
                       9 1/4s, 2007                                                                              1,760,850
          1,750,000  Horseshoe Gaming Holdings 144A sr. sub. notes
                       8 5/8s, 2009                                                                              1,680,000
            750,000  Isle of Capri Black Hawk LLC 144A 1st mortgage
                       Ser. B, 13s, 2004                                                                           825,000
            110,000  Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                           106,700
          3,230,000  Mohegan Tribal Gaming, Auth. sr. sub. notes
                       8 3/4s, 2009                                                                              3,165,400
          2,060,000  Park Place Entertainment sr. sub. notes 7 7/8s, 2005                                        1,936,400
             50,000  PRT Funding Corp. sr. notes 11 5/8s, 2004
                       (In default) (NON)                                                                           22,375
          3,000,000  Sun International Hotels Ltd. sr. sub. notes
                       8 5/8s, 2007                                                                              2,872,500
          1,620,000  Riviera Black Hawk 144A 1st mtge. 13s, 2005                                                 1,701,000
            975,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                            828,750
          1,710,000  Trump Castle Funding 144A sub. notes
                       10 1/4s, 2003                                                                             1,731,512
                                                                                                            --------------
                                                                                                                35,618,739

Health Care (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,080,000  Columbia/HCA Healthcare Corp. med. term notes
                       8.85s, 2007                                                                               2,987,600
            780,000  Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                                698,100
          2,070,000  Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                            1,799,368
            500,000  Columbia/HCA Healthcare Corp. med. term notes
                       6.63s, 2045                                                                                 474,235
          1,435,000  Conmed Corp. company guaranty 9s, 2008                                                      1,348,900
            750,000  Dade Behring bank term loan Ser. C FRN 8.437s, 6/30/06                                        750,000
            750,000  Dade Behring bank term loan Ser. B FRN 8.175s, 6/30/06                                        750,000
          3,810,000  Extendicare Health Services, Inc. company guaranty
                       9.35s, 2007                                                                               2,466,975
            575,000  Hudson Respiratory Care, Inc. sr. sub. notes
                       9 1/8s, 2008                                                                                514,625
          4,390,000  Integrated Health Services, Inc. sr. sub. notes
                       Ser. A, 9 1/2s, 2007                                                                      1,317,000
            645,000  Integrated Health Services, Inc. sr. sub. notes
                       Ser. A, 9 1/4s, 2008                                                                        193,500
          1,140,000  Lifepoint Hospital Holdings 144A sr. sub. notes
                       10 3/4s, 2009                                                                             1,140,000
            924,021  Magellan Health bank loan FRN 8.25s, 2/12/05                                                  877,820
          1,355,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       Ser. B, 9 1/2s, 2007                                                                         81,300
          9,100,000  Mariner Post-Acute Network, Inc. sr. sub. notes stepped-
                       coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007 (STP)                                        455,000
          2,150,000  MedPartners, Inc. sr. sub. notes 6 7/8s, 2000                                               2,074,750
          7,500,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                3,750,000
            250,000  Quorum Health Group, Inc. sr. sub. notes
                       8 3/4s, 2005                                                                                237,500
         11,055,000  Sun Healthcare Group, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2007 (In default) (NON)                                                           1,326,600
          3,640,000  Sun Healthcare Group, Inc. 144A sr. sub. notes
                       9 3/8s, 2008 (In default) (NON)                                                             436,800
             55,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                             52,250
          7,000,000  Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                       6,440,000
          2,420,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                                   2,323,200
          3,275,000  Triad Hospitals Holdings 144A sr. sub. notes
                       11s, 2009                                                                                 3,266,813
                                                                                                            --------------
                                                                                                                35,762,336

Insurance (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Vesta Insurance Group, Inc. 144A company guaranty
                       8.525s, 2027                                                                              1,515,480

Lodging (2.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,290,000  Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                         1,122,300
          5,595,000  HMH Properties, Inc. company guaranty Ser. B,
                       7 7/8s, 2008                                                                              5,007,525
          1,200,000  Host Marriott L.P. sr. notes Ser. E, 8 3/8s, 2006                                           1,128,000
         11,570,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                                  11,917,100
          5,000,000  ITT Corp. notes 6 3/4s, 2005                                                                4,537,700
          8,500,000  Starwood Hotels Resorts bank loan FRN 9.095s, 2/23/03                                       8,489,375
                                                                                                            --------------
                                                                                                                32,202,000

Machinery (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Newcor, Inc. company guaranty Ser. B, 9 7/8s, 2008                                          3,560,000

Manufacturing (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          4,590,000  Blount Inc. 144A sr. sub. notes 13s, 2009                                                   4,739,175
          4,000,000  Blount Inc bank term loan Ser. B 9.315s, 9/1/06                                             4,000,000
          1,670,000  Insilco Holding Co. sr. disc. notes stepped-coupon
                       zero % (14s, 8/15/03), 2008 (STP)                                                           801,600
          1,280,000  Kappa Beheer BV. 144A company guaranty
                       10 5/8s, 2009 (New Zealand)                                                               1,313,600
                                                                                                            --------------
                                                                                                                10,854,375

Media (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,470,000  Paramount Communications, Inc. deb. 7 1/2s, 2023                                            4,040,567
          3,494,000  RBS Participacoes S.A. 144A company guaranty
                       11s, 2007 (Brazil)                                                                        2,480,740
                                                                                                            --------------
                                                                                                                 6,521,307

Medical Supplies and Devices (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,760,000  ALARIS Medical Systems, Inc. company guaranty
                       9 3/4s, 2006                                                                              2,559,900
          2,500,000  Kinetic Concepts, Inc. company guaranty
                       Ser. B, 9 5/8s, 2007                                                                      1,975,000
          2,865,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                          2,406,600
          2,350,000  Mediq, Inc. company guaranty 11s, 2008                                                      1,833,000
          2,800,000  Mediq, Inc. deb. stepped-coupon zero %
                       (13s, 6/1/03), 2009 (STP)                                                                 1,064,000
                                                                                                            --------------
                                                                                                                 9,838,500

Metals and Mining (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             35,000  Anker Coal Group, Inc. sr. notes Ser. B, 9 3/4s, 2007
                       (In default) (NON)                                                                           16,100
          3,430,000  Lodestar Holdings, Inc. company guaranty
                       11 1/2s, 2005                                                                             2,812,600
          2,300,000  Neenah Corp. company guaranty Ser. F,
                       11 1/8s, 2007                                                                             2,213,750
          1,600,000  Neenah Foundry Co. sr. sub. notes Ser. B,
                       11 1/8s, 2007                                                                             1,540,000
          3,500,000  P & L Coal Holdings Corp. company guaranty
                       Ser. B, 9 5/8s, 2008                                                                      3,395,000
          3,475,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                                   3,440,250
          1,765,000  WHX Corp. sr. notes 10 1/2s, 2005                                                           1,703,225
                                                                                                            --------------
                                                                                                                15,120,925

Motion Picture Distribution (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          8,670,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                         7,326,150
          5,000,000  Cinemark USA, Inc. sr. sub. notes Ser. D, 9 5/8s,
                       2008 (Mexico)                                                                             4,350,000
                                                                                                            --------------
                                                                                                                11,676,150

Oil and Gas (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,200,000  Belco Oil & Gas Corp. company guaranty Ser. B,
                       10 1/2s, 2006                                                                             2,266,000
          2,300,000  Belco Oil & Gas Corp. sr. sub. notes Ser. B,
                       8 7/8s, 2007                                                                              2,208,000
            100,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                                   72,750
          4,195,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                 2,517,000
            200,000  Cliffs Drilling Co. company guaranty Ser. D,
                       10 1/4s, 2003                                                                               194,500
             80,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                               82,000
          3,440,000  Gulf Canada Resources, Ltd. sr. notes 8 3/8s,
                       2005 (Canada)                                                                             3,361,774
          1,740,000  HS Resources, Inc. sr. sub. notes Ser. B, 9 1/4s, 2006                                      1,705,200
          2,190,000  Leviathan Gas Corp.144A sr. sub. notes 10 3/8s, 2009                                        2,222,850
          2,590,000  Ocean Energy, Inc. company guaranty Ser. B,
                       8 7/8s, 2007                                                                              2,602,950
          4,990,000  Ocean Energy, Inc. company guaranty Ser. B,
                       8 3/8s, 2008                                                                              4,865,250
          2,525,000  Petroleos Mexicanos 144A 9 3/8s, 2008                                                       2,575,500
          2,700,000  Pogo Producing Co. sr. sub. notes Ser. B, 8 3/4s, 2007                                      2,538,000
          2,580,000  R & B Falcon Corp. sr. notes 12 1/4s, 2006                                                  2,721,900
          3,340,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                                     1,661,650
          2,840,000  Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                        1,136,000
          3,795,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                                3,747,563
          2,525,000  Stone Energy Corp. company guaranty 8 3/4s, 2007                                            2,553,406
          1,590,000  Triton Energy Ltd. sr. notes 9 1/4s, 2005                                                   1,538,452
          4,790,000  Triton Energy Ltd. sr. notes 8 3/4s, 2002                                                   4,723,515
          4,800,000  Vintage Petroleum 144A sr. sub. notes 9 3/4s, 2009                                          4,896,000
             50,000  XCL Ltd. 144A company guaranty 13 1/2s, 2004
                       (in default) (NON)                                                                           18,250
                                                                                                            --------------
                                                                                                                50,208,510

Packaging and Containers (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,800,000  AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                            5,582,500
          2,000,000  Ball Corp. company guaranty 7 3/4s, 2006                                                    1,960,000
            925,000  Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                             684,500
             40,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                      38,702
            480,000  Owens-Illinois, Inc. deb. 7.8s, 2018                                                          443,645
          3,870,000  Owens-Illinois, Inc. sr. notes 7.35s, 2008                                                  3,614,619
          4,900,000  Packaging Corp. 144A sr. sub. notes 9 5/8s, 2009                                            4,961,250
          2,419,421  Packaging Corp. Term Loan C 6s, 4/12/08                                                     2,389,952
          1,210,000  Radnor Holdings Inc. sr. notes 10s, 2003                                                    1,234,200
          5,860,000  Riverwood International Corp. company guaranty
                       10 7/8s, 2008                                                                             5,684,200
          2,700,000  Riverwood International Corp. company guaranty
                       10 5/8s, 2007                                                                             2,720,250
            555,000  Riverwood International Corp. company guaranty
                       10 1/4s, 2006                                                                               555,000
                                                                                                            --------------
                                                                                                                29,868,818

Paper and Forest Products (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          4,350,000  APP Finance II Mauritius Ltd. bonds stepped-coupon
                       zero %, (16s, 2/15/04), 2049 (Indonesia) (STP)                                            2,631,750
            190,000  Boise Cascade Co. med. term notes Ser. A, 7.43s, 2005                                         183,192
          2,000,000  Boise Cascade Co. notes 7.35s, 2004                                                         1,948,920
          2,640,000  Doman Industries 144A sec. notes 12s, 2004 (Canada)                                         2,640,000
          1,930,000  Impac Group Inc. company guaranty Ser. B,
                       10 1/8s, 2008                                                                             1,737,000
          3,480,000  Pacifica Papers, Inc. 144A sr. notes 10s, 2009 (Canada)                                     3,532,200
          4,585,000  Pindo Deli Finance Mauritius Ltd. company guaranty
                       10 3/4s, 2007 (Indonesia)                                                                 2,751,000
          2,775,000  Repap New Brunswick sr. notes 10 5/8s,
                       2005 (Canada)                                                                             2,386,500
          2,050,000  Repap New Brunswick 144A sec. notes 11 1/2s,
                       2004 (Canada)                                                                             2,060,250
          2,310,000  Republic Group, Inc. sr. sub. notes 9 1/2s, 2008                                            2,200,275
          1,640,000  Tembec Industries, Inc. company guaranty 8 5/8s,
                       2009 (Canada)                                                                             1,599,000
                                                                                                            --------------
                                                                                                                23,670,087

Pharmaceuticals (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            940,000  Biovail Corp. International sr. notes 10 7/8s, 2005                                           972,900
            575,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                         564,938
          6,720,000  ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                       6,232,800
                                                                                                            --------------
                                                                                                                 7,770,638

Photography (--%)
--------------------------------------------------------------------------------------------------------------------------
            340,000  PX Escrow Corp. sr. disc. notes stepped-coupon zero %
                       (9 5/8s, 2/1/02), 2006 (STP)                                                                183,600

Publishing (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          5,225,000  Affinity Group Holdings sr. notes 11s, 2007                                                 4,911,500
          1,808,448  Alabama River Newsprint Bank Term Loan
                       7.562s, 2002                                                                              1,482,927
          2,150,000  American Media Operation, Inc. 144A sr. sub. notes
                       10 1/4s, 2009                                                                             2,080,125
          2,000,000  Garden State Newspapers sr. sub. notes 8 5/8s, 2011                                         1,815,000
          3,075,000  Garden State Newspapers, Inc. sr. sub. notes Ser. B,
                       8 3/4s, 2009                                                                              2,875,125
          2,610,000  Perry-Judd company guaranty 10 5/8s, 2007                                                   2,427,300
          1,019,703  Von Hoffman Press, Inc. 144A sr. sub. notes
                       13 1/2s, 2009                                                                               948,324
             10,000  Von Hoffman Press, Inc. 144A sr. sub. notes
                       10 3/8s, 2007                                                                                 9,950
                                                                                                            --------------
                                                                                                                16,550,251

Railroads (--%)
--------------------------------------------------------------------------------------------------------------------------
            550,000  MRS Logistica, S.A. bonds Ser. B, 10 5/8s, 2005 (Brazil)                                      357,500
             90,000  TFM S.A. de C.V. company guaranty stepped-coupon
                       zero %, (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                              46,800
                                                                                                            --------------
                                                                                                                   404,300

Recreation (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            170,000  Premier Parks, Inc. sr. notes 9 3/4s, 2007                                                    168,300
          1,090,000  Premier Parks, Inc. sr. notes 9 1/4s, 2006                                                  1,049,125
          4,500,000  Premier Parks, Inc.144A sr. disc. notes stepped-coupon
                       zero %, (10s, 4/1/03), 2008 (STP)                                                         2,970,000
          3,800,000  Six Flags Corp. sr. notes 8 7/8s, 2006                                                      3,667,000
                                                                                                            --------------
                                                                                                                 7,854,425

REITs (Real Estate Investment Trust) (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,335,000  Tanger Properties Ltd. partnership gtd. notes
                       8 3/4s, 2001                                                                              2,326,571

Retail (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Community Distributors 144A company guaranty
                       Ser. B, 10 1/4s, 2004                                                                       880,000
          3,420,000  Home Interiors & Gifts, Inc. company guaranty
                       10 1/8s, 2008                                                                             3,249,000
          2,030,000  Iron Age Holdings Corp. company guaranty
                       9 7/8s, 2008                                                                              1,583,400
          7,140,000  Iron Age Holdings Corp. sr. disc. notes stepped-coupon
                       zero % (12 1/8s, 5/1/03), 2009 (STP)                                                      2,142,000
            100,000  K mart Corp. med. term notes 7.55s, 2004                                                       95,169
          1,500,000  Kasper A.S.L. Ltd. sr. notes 12 3/4s, 2004                                                  1,410,000
          2,435,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                  2,508,050
          5,000,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                                  4,137,500
          2,440,000  North Atlantic Trading Co. company guaranty
                       Ser. B, 11s, 2004                                                                         2,342,400
                                                                                                            --------------
                                                                                                                18,347,519

Satellite Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,060,000  Golden Sky Systems 144A sr. sub. notes Ser. B,
                       12 3/8s, 2006                                                                             3,289,500
          1,275,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes
                       10 1/8s, 2004 (Mexico)                                                                    1,000,875
                                                                                                            --------------
                                                                                                                 4,290,375

Semiconductors (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          5,250,000  Amkor Technologies, Inc. 144A sr. notes 9 1/4s, 2006                                        5,118,750
          1,000,000  Amkor Technology, Inc. 144A sr. sub. notes
                       10 1/2s, 2009                                                                               965,000
          5,350,000  Fairchild Semiconductor Corp. sr. sub. notes
                       10 1/8s, 2007                                                                             5,202,875
          4,900,000  Zilog, Inc. company guaranty Ser. B, 9 1/2s, 2005                                           4,459,000
                                                                                                            --------------
                                                                                                                15,745,625

Shipping (--%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  MC Shipping, Inc. sr. notes Ser. B, 11 1/4s, 2008                                              29,200
          2,680,000  Pegasus Shipping 144A company guaranty stepped-
                       coupon zero % (14 1/2s. 6/20/03), 2008
                       (Bermuda) (STP)                                                                             536,000
            100,000  Pegasus Shipping 144A 11 7/8s, 2004                                                            35,000
                                                                                                            --------------
                                                                                                                   600,200

Specialty Consumer Products (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,095,000  Decora Industries, Inc. sr. sec. notes Ser. B, 11s, 2005                                    2,878,350

Steel (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,900,000  AK Steel Corp. 144A sr. notes 7 7/8s, 2009                                                  5,634,500
          1,070,000  Armco, Inc. 144A sr. notes 8 7/8s, 2008                                                     1,070,000
          2,210,000  National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                         2,198,950
          2,170,000  Oregon Steel Mills 1st mortgage 11s, 2003                                                   2,278,500
          3,750,000  UCAR Global Enterprises sr. sub. notes Ser. B,
                       12s, 2005                                                                                 3,956,250
          5,075,000  WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                                 5,100,375
          2,945,000  Wheeling-Pittsburgh Steel Corp. sr. notes
                       9 1/4s, 2007                                                                              2,834,563
                                                                                                            --------------
                                                                                                                23,073,138

Telecommunications (15.1%)
--------------------------------------------------------------------------------------------------------------------------
          6,890,000  21st Century Telecom Group, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/4s, 2/15/03), 2008 (STP)                                              3,083,275
          3,150,000  Barak I.T.C. sr. disc. Notes Ser. B stepped-coupon, zero %
                       (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                  1,764,000
          1,220,000  Bestel S.A.de C.V. sr. disc. notes stepped-coupon zero %
                       (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                                     780,800
          5,160,000  Birch Telecommunications, Inc. sr. notes 14s, 2008                                          5,160,000
          1,270,000  Caprock Communications Corp. sr. notes Ser. B,
                       12s, 2008                                                                                 1,263,650
          2,220,000  Caprock Communications Corp. 144A sr. notes
                       11 1/2s, 2009                                                                             2,197,800
          3,500,000  Charter Communications bank term loan Ser. B
                       7 1/2s, 2008                                                                              3,491,250
          8,950,000  Charter Communications Holdings LLC 144A
                       sr. disc. notes stepped-coupon zero %
                       (9.92s, 4/1/04), 2011 (STP)                                                               5,414,750
         10,170,000  Charter Communications Holdings LLC 144A
                       sr. notes 8 5/8s, 2009                                                                    9,839,475
             35,000  Conecel Holdings 144A notes Ser. A, 14s, 2000                                                   4,550
          1,480,000  Covad Communications Group Inc. sr. notes
                       12 1/2s, 2009                                                                             1,435,600
          9,680,000  Covad Communications Group, Inc. sr. disc. notes Ser. B
                       stepped-coupon, zero % (13 1/2s, 3/15/03), 2008 (STP)                                     5,178,800
          9,955,000  DTI Holdings Inc. sr. disc. notes Ser. B, stepped-coupon
                       zero % (12 1/2s, 3/01/03), 2008 (STP)                                                     3,409,588
          8,690,000  Echostar DBS Corp. sr. notes 9 3/8s, 2009                                                   8,559,650
          8,530,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                                4,862,100
          1,850,000  Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                       (United Kingdom)                                                                          1,924,000
          8,410,000  Firstworld Communication Corp. sr. disc. notes stepped-
                       coupon zero % (13, 4/15/03), 2008 (STP)                                                   4,457,300
         12,000,000  Focal Communications Corp. sr. disc. notes Ser. B, stepped-coupon, zero % (12 1/8s, 2/15/03),
                       2008 (STP)                                                                                6,720,000
          7,300,000  Global Crossing Holdings, Ltd. company guaranty
                       9 5/8s, 2008                                                                              7,300,000
          1,460,000  Globe Telecom, Inc. 144A 13s, 2009                                                          1,503,800
            250,000  GST Equipment Funding sr. notes 13 1/4s, 2007                                                 262,500
          9,819,000  GST Telecommunications, Inc. company guaranty stepped-
                       coupon zero % (13 7/8s, 3/15/00), 2005 (STP)                                              8,370,698
         16,170,000  GST Telecommunications, Inc. 144A sr. disc. notes stepped-
                       coupon zero % (10 1/2s, 5/1/03), 2008 (STP)                                               9,378,600
            590,000  Hermes Europe Railtel 144A sr. notes 11 1/2s, 2007
                       (Netherlands)                                                                               613,600
          2,770,000  Hyperion Telecommunications Corp., Inc. sr. disc. notes stepped-coupon Ser. B, zero % (13s, 4/15/01),
                       2003 (STP)                                                                                2,312,950
            115,000  Hyperion Telecommunications Corp., Inc. sr. notes
                       Ser. B, 12 1/4s, 2004                                                                       119,600
          5,700,000  ICG Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (10s, 2/15/03), 2008 (STP)                                                         3,249,000
          2,400,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                       (13 1/2s, 9/15/00), 2005 (Canada) (STP)                                                   2,130,000
          9,180,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                       (9 7/8s, 5/1/03), 2008 (STP)                                                              5,140,800
          4,395,000  Intelcom Group (USA), Inc. company guaranty stepped-
                       coupon zero % (12 1/2s, 5/1/01), 2006 (STP)                                               3,526,988
          1,020,000  Interact Systems, Inc. 144A 14s 2003                                                          183,600
          5,570,000  Intermedia Communications, Inc. sr. disc. notes Ser. B
                       stepped-coupon, zero % (11 1/4s, 7/15/02), 2007 (STP)                                     3,899,000
          3,150,000  Intermedia Communications, Inc. sr. notes Ser. B,
                       8.6s, 2008                                                                                2,795,625
          3,350,000  Intermedia Communications, Inc. sr. notes Ser. B,
                       8 1/2s, 2008                                                                              2,956,375
         11,065,000  International Cabletel, Inc. sr. notes Ser. B stepped-coupon,
                       zero % (11 1/2s, 2/01/01), 2006 (STP)                                                     9,930,838
          8,720,000  IPC Information Systems Inc. sr. disc. notes zero %
                       (10 7/8s,), 2008 (STP)                                                                    6,627,200
         12,555,000  KMC Telecom Holdings, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                              6,340,275
          2,180,000  KMC Telecommunications 144A sr. notes
                       13 1/2s, 2009                                                                             2,152,750
          9,365,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon
                       zero %, (11 7/8s, 10/15/02), 2007 (STP)                                                   5,455,113
          7,145,000  Microcell Telecommunications sr. disc. notes Ser B.
                       stepped-coupon, zero % (14s, 12/1/01), 2006
                       (Canada) (STP)                                                                            5,876,763
            300,000  Netia Holdings B.V. 144A company guaranty
                       stepped-coupon zero % (11 1/4s, 11/1/01), 2007
                       (Poland) (STP)                                                                              190,500
            800,000  Netia Holdings B.V. 144A company guaranty
                       10 1/4s, 2007 (Poland)                                                                      688,000
          1,790,000  Nextel Partners Inc. 144A sr. disc. notes stepped-
                       coupon zero % (14s, 2/1/04), 2009 (STP)                                                   1,047,150
          6,385,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                       6,576,550
          1,910,000  Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s, 2005                                       1,432,500
          8,950,000  Pathnet, Inc. sr. notes 12 1/4s, 2008                                                       4,833,000
          1,000,000  Primus Telecommunications Group, Inc. sr. notes
                       11 3/4s, 2004                                                                               980,000
          1,680,000  Primus Telecommunications Group, Inc. sr. notes
                       Ser. B, 9 7/8s, 2008                                                                      1,512,000
          5,260,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                       4,113,004
          5,450,000  Rhythms Netconnections, Inc. sr. disc. notes Ser. B stepped-coupon, zero % (13 1/2s, 5/15/03),
                       2008 (STP)                                                                                2,752,250
          3,360,000  Rogers Cantel, Inc. sr. sub. notes 8.8s, 2007 (Canada)                                      3,410,400
          3,480,000  Startec Global Communications Corp. sr. notes
                       12s, 2008                                                                                 2,958,000
          5,070,000  Telecommunications Techniques, Inc. company guaranty
                       9 3/4s, 2008                                                                              4,816,500
          1,630,000  Telehub Communications Corp. company guaranty
                       stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                        978,000
          2,610,000  Teligent, Inc. sr. disc. Notes Ser. B stepped-coupon, zero %
                       (11 1/2s, 3/1/03), 2008 (STP)                                                             1,409,400
         10,650,000  Time Warner Telecom Inc. sr. notes 9 3/4s, 2008                                            10,809,750
          2,790,000  WinStar Communications, Inc. sr. sub. notes 10s, 2008                                       2,427,300
          7,825,000  WinStar Communications, Inc. sr. sub. notes 15s, 2007                                       9,350,875
          6,510,000  WinStar Communications. Inc. sr. sub. notes 11s, 2008                                       5,859,000
                                                                                                            --------------
                                                                                                               225,816,842

Telephone Services (4.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,870,000  Allegiance Telecom, Inc. sr. disc. notes Ser. B stepped-
                       coupon, zero % (11 3/4s, 2/15/03), 2008 (STP)                                             2,457,450
            860,000  Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                              928,800
          6,705,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                   5,833,350
          2,340,000  Call-Net Enterprises Inc. sr. notes 8s, 2008 (Canada)                                       2,035,800
         14,755,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                       zero % (8.94s, 8/15/03), 2008 (Canada) (STP)                                              8,262,800
          5,925,000  Colt Telecommunications Group PLC sr. disc. notes stepped-coupon zero %, (12s, 12/15/01), 2006
                       (United Kingdom) (STP)                                                                    4,858,500
          2,565,000  Facilicom International sr. notes Ser. B, 10 1/2s, 2008                                     2,231,550
          2,660,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                             2,367,400
          2,450,000  Logix Communications Enterprises sr. notes
                       12 1/4s, 2008                                                                             2,107,000
          5,245,000  OnePoint Communications Corp. 144A sr. notes
                       14 1/2s, 2008                                                                             3,409,250
          1,400,000  RSL Communications, Ltd. 144A 10 1/2s, 2008                                                 1,274,000
            295,000  RSL Communications, Ltd. company guaranty
                       9 1/8s, 2008                                                                                253,700
          5,393,000  Sprint Spectrum L.P. sr. disc. notes stepped-coupon
                       zero % (12 1/2s, 8/15/01), 2006 (STP)                                                     4,930,766
            500,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                                      559,995
            150,000  Transtel S.A. pass-through certificates 12 1/2s, 2007                                          73,500
          4,780,000  US Xchange LLC sr. notes 15s, 2008                                                          4,708,300
          3,030,000  Versatel Telecom B.V. sr. notes 13 1/4s, 2008
                       (Netherlands)                                                                             3,030,000
          1,230,000  Versatel Telecom B.V. 144A sr. notes 13 1/4s, 2008
                       (Netherlands)                                                                             1,230,000
          8,905,000  Viatel, Inc. sr. disc. notes stepped-coupon zero %
                       (12 1/2s, 4/15/03), 2008 (STP)                                                            5,432,050
          5,455,000  Viatel, Inc. sr. notes 11 1/4s, 2008                                                        5,345,900
                                                                                                            --------------
                                                                                                                61,330,111

Textiles (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             90,000  Day International Group, Inc. company guaranty
                       9 1/2s, 2008                                                                                 76,500
          3,420,000  Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                            1,641,600
            405,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                         384,750
          2,560,000  Polymer Group, Inc. company guaranty Ser. B,
                       8 3/4s, 2008                                                                              2,406,400
          1,500,000  Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                              1,402,500
                                                                                                            --------------
                                                                                                                 5,911,750

Transportation (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            125,000  Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s,
                       2003 (Greece)                                                                               115,625
          1,345,000  Johnstown America Industries, Inc. company guaranty
                       Ser. C, 11 3/4s, 2005                                                                     1,371,900
          2,000,000  Johnstown America Industries, Inc. sr. sub. notes
                       11 3/4s, 2005                                                                             2,040,000
          1,260,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                               1,222,200
                                                                                                            --------------
                                                                                                                 4,749,725

Utilities (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,900,000  Public Service Co. of New Mexico sr. notes Ser. A,
                       7.1s, 2005                                                                                1,867,529
            670,000  Public Service Co. of New Mexico sr. notes Ser. B,
                       7 1/2s, 2018                                                                                642,342
                                                                                                            --------------
                                                                                                                 2,509,871

Wireless Communications (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,280,000  American Mobile Satellite Corp. company guaranty
                       12 1/4s, 2008                                                                               985,600
          4,500,000  Clearnet Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (14 3/4s, 12/15/00), 2005 (STP)                                             4,140,000
            440,000  Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005                                         346,500
            125,000  Paging Network Do Brasil sr. notes 13 1/2s,
                       2005 (Brazil)                                                                                48,750
            500,000  Paging Network, Inc. sr. sub. notes 10s, 2008                                                 280,000
          4,310,000  Telecorp PCS Inc. 144A sr. disc. notes stepped-
                       coupon zero %, (11 5/8s, 4/15/04), 2009 (STP)                                             2,510,575
                                                                                                            --------------
                                                                                                                 8,311,425
                                                                                                            --------------
                     Total Corporate Bonds and Notes
                       (cost $1,373,703,587)                                                                $1,252,439,086

PREFERRED STOCKS (5.3%) (a)
NUMBER OF SHARES                                                                                                     VALUE

Banks (0.2%)
--------------------------------------------------------------------------------------------------------------------------
              6,500  California Federal Bancorp Inc. Ser. A, $2.281 pfd.                                    $      169,000
             19,500  Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                         1,062,750
              2,750  First Republic 144A $10.50 pfd. (10.50%)                                                    2,736,250
                                                                                                            --------------
                                                                                                                 3,968,000

Broadcasting (1.3%)
--------------------------------------------------------------------------------------------------------------------------
                400  Benedek Communications $11.50 pfd. (PIK)                                                      308,000
              1,393  Capstar Broadcasting, Inc. 144A $12.00 pfd. (PIK)                                             160,195
                926  Citadel Broadcasting Inc. 144A $13.25 cum. pfd. (PIK)                                         105,101
              5,063  Granite Broadcasting 144A $12.75 pfd. (PIK)                                                 5,063,000
                752  Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                          7,219,200
              2,461  Paxson Communications Corp. $12.50 pfd. (PIK)                                               2,313,340
              1,000  Sinclair Capital $11.625 cum. pfd.                                                            101,000
              3,434  Spanish Broadcasting Systems 14.25% cum. pfd. (PIK)                                         3,777,400
                                                                                                            --------------
                                                                                                                19,047,236

Building and Construction (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            227,225  Brand Scaffold Services, Inc. $3.625 pfd.                                                   6,362,300

Cable Television (0.6%)
--------------------------------------------------------------------------------------------------------------------------
             41,257  Adelphia Communications Corp. Ser. B, $13.00
                       cum. pfd.                                                                                 4,507,327
             36,195  CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                          3,836,670
                                                                                                            --------------
                                                                                                                 8,343,997

Cellular Communications (0.4%)
--------------------------------------------------------------------------------------------------------------------------
              5,323  Dobson Communications $13.00 pfd.                                                           5,110,080
              1,063  Dobson Communications Corp. 144A $12.25 pfd. (PIK)                                            935,440
                                                                                                            --------------
                                                                                                                 6,045,520

Chemicals (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            125,000  ZSC Specialty Chemicals PLC $16.00 pfd. (PIK)                                               3,750,000

Computer Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
                999  Concentric Network Corp. Ser. B, 13.50% pfd. (PIK)                                            919,080

Electric Utilities (--%)
--------------------------------------------------------------------------------------------------------------------------
                320  Public Service Co. of New Hampshire $2.651
                       1st mtge. pfd.                                                                                8,000

Financial Services (--%)
--------------------------------------------------------------------------------------------------------------------------
              3,351  CGA Group Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                                  90,477
             15,000  CSBI Capital Trust I 144A company guaranty
                       11.75% pfd.                                                                                  16,050
                                                                                                            --------------
                                                                                                                   106,527

Gaming (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             34,245  Lady Luck Gaming Corp. $11.25 pfd.                                                          1,438,290

Medical Supplies and Devices (0.2%)
--------------------------------------------------------------------------------------------------------------------------
              1,635  Fresenius Medical Capital Trust I Ser. D company
                       guaranty, pfd. 9.00% (Germany)                                                            1,610,475
              1,590  Fresenius Medical Capital Trust II company guaranty
                       $7.875, pfd. (Germany)                                                                    1,466,775
                                                                                                            --------------
                                                                                                                 3,077,250

Oil and Gas (--%)
--------------------------------------------------------------------------------------------------------------------------
                155  R & B Falcon Corp. $1.3.87 pfd.                                                               145,700

Packaging and Containers (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             12,100  Packaging Corp. America 144A $12.375 pfd. (PIK)                                             1,318,900

Satellite Services (--%)
--------------------------------------------------------------------------------------------------------------------------
                 28  ICG Holdings, Inc. $14.25 pfd. (Canada)                                                        27,160

Telecommunications (1.7%)
--------------------------------------------------------------------------------------------------------------------------
              1,540  21st Century Telecom Group 144A $13.75
                       cum. pfd. (PIK)                                                                             770,000
             49,660  Global Crossing Holdings 144A $10.50 pfd.                                                   4,941,170
              1,500  Hyperion Telecommunications Ser. B, $12.875 pfd. (PIK)                                      1,342,500
              2,174  ICG Holdings, Inc., 144A $14.00 pfd. (Canada) (PIK)                                         2,087,040
              3,135  Intermedia Communication Ser. B, 13.50% pfd. (PIK)                                          2,946,900
              5,104  IXC Communications, Inc. $12.50 pfd. (PIK)                                                  5,257,120
                204  NEXTEL Communications, Inc. Ser. D, 13.00%
                       cum. pfd. (PIK)                                                                             216,240
                680  NEXTEL Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                        669,800
            115,784  Nextlink Communications, Inc. 144A $7.00
                       cum. pfd. (PIK)                                                                           5,789,200
                523  Trikon Technologies, Inc. Ser. H, $8.125 pfd. (PIK)                                             1,308
                  5  Trikon Technologies, Inc. Ser. I, $8.125 pfd.                                                   1,697
              1,345  WinStar Communications, Inc. 144A $14.25
                       cum. pfd. (PIK)                                                                           1,129,800
                                                                                                            --------------
                                                                                                                25,152,775
                                                                                                            --------------
                     Total Preferred Stocks (cost $81,399,992)                                              $   79,710,735

UNITS (1.4%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
              4,056  CD Radio Inc. 144A units 14 1/2s, 2009                                                 $    4,157,400
              4,531  Cybernet 144A units 14s, 2009                                                               4,531,000
              2,870  Earthwatch 144A units13s, 2007                                                              1,994,650
              3,600  Network Plus Corp. units pfd. 13 1/4s, 2009                                                 3,672,000
              3,750  Peninsula Gaming LLC 144A units 12 1/4s, 2006                                               3,693,750
              2,390  Tele1 Europe BV 144A unit 13s, 2009                                                         2,533,400
             55,000  XCL Ltd. units sr. sec. notes 13 1/2s, 2004
                       (In default) (NON)                                                                           20,075
             19,405  XCL Ltd. 144A units 9.5s, 2006 (PIK)                                                           58,215
                                                                                                            --------------
                     Total Units (cost $22,992,836)                                                         $   20,660,490

FOREIGN GOVERNMENT BONDS AND NOTES (1.0%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $12,775,000  Argentina (Republic of) 11 3/4s, 2009                                                  $   11,753,000
          4,000,000  Brazil (Government of) 11 5/8s, 2004                                                        3,610,000
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $17,090,716)                                                                   $   15,363,000

BRADY BONDS (1.4%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $11,492,617  Brazil (Government of) disc. bonds FRB 8s, 2014                                        $    6,881,779
          6,180,000  United Mexican States bonds 10 3/8s, 2009                                                   6,210,900
          8,230,000  United Mexican States FRB Ser. D, 6 3/4s, 2019                                              6,830,900
            950,000  United Mexican States Sec. Ser. B, 6 1/4s, 2019                                               679,250
                                                                                                            --------------
                     Total Brady Bonds (cost $21,747,377)                                                   $   20,602,829

CONVERTIBLE BONDS AND NOTES (1.2%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $ 5,000,000  Aames Financial Corp. cv. sub. deb. 5 1/2s, 2006                                       $    1,756,250
          6,000,000  Amazon.com Inc. cv. sub. deb. 4 3/4s, 2009                                                  5,640,000
          1,075,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                              1,032,000
          3,470,000  Cybernet Internet Service 144A cv. sr. disc. notes
                       stepped-coupon zero %, (13s, 8/15/04), 2009 (STP)                                         1,873,800
          1,310,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                                745,063
            140,000  HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                                  111,825
          1,400,000  Lam Research Corp. cv. sub. notes 5s, 2002                                                  1,368,500
          4,000,000  Micron Technology, Inc cv. 6 1/2s, 2005                                                     3,200,000
          3,000,000  Total Renal Care Holdings, Inc. 144A cv. 7s, 2009                                           1,968,750
                                                                                                            --------------
                     Total Convertible Bonds and Notes
                       (cost $17,211,843)                                                                   $   17,696,188

CONVERTIBLE PREFERRED STOCKS (0.8%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              4,745  Chesapeake Energy Corp. $3.50 cum. cv. pfd.                                            $      136,419
             76,760  Global Telesystems, Inc. 144A $3.625 cv. pfd.                                               4,288,965
                 85  Paxson Communications Corp. 144A
                       9.75% cv. pfd. (PIK)                                                                        892,500
            143,760  Verio Inc. 144A $3.375 c.v. pfd.                                                            6,864,540
              2,937  XCL Ltd 144A Ser. A, $9.50 cv. cum. pfd.                                                        8,811
                                                                                                            --------------
                     Total Convertible Preferred Stocks
                       (cost $12,373,766)                                                                   $   12,191,235

COLLATERALIZED MORTGAGE OBLIGATIONS (0.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $ 3,400,000  Criimi Mae Commercial Mortgage Trust 7s, 2012                                          $    2,366,719
          1,202,136  Freddie Mac Ser. 147, Class IO, 8s, 2023                                                      343,736
            567,106  Financing Corp. 8s, 2023                                                                      157,726
          3,800,000  GGP Ala Moana Ser. 1999-C1 Class F, 8.113s, 2009                                            3,800,000
          2,600,000  GS Mortgage Securities Corp. 7.094s, 2013                                                   2,429,375
          6,026,833  Merrill Lynch Mortgage Investors, Inc. Ser. 1996-C2,
                       Class IO, 1.5607s, 2028                                                                     423,291
         51,257,553  Mortgage Capital Funding, Inc. Ser. 98-MC1,
                       Class X, IO, 0.86s, 2009                                                                  1,986,230
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $11,640,825)                                                                   $   11,507,077

WARRANTS (0.4%) (a) (NON)                                                                       EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
              1,260  21st Century Telecom Group 144A                                            2/15/10     $       25,200
              1,280  American Mobile Satellite Corp.                                            4/1/08              44,800
              1,220  Bestel S.A. (Mexico)                                                       5/15/05             36,600
              5,160  Birch Telecommunications, Inc. 144A (PIK)                                  6/15/08            283,800
              3,230  Cellnet Data Systems, Inc.                                                 10/1/07             80,750
              3,200  CGA Group Ltd. 144A                                                        2/11/07                 32
                300  Club Regina, Inc. 144A                                                     12/1/04                300
                200  Colt Telecommunications Group PLC                                          12/31/06            75,000
                472  Consorcio Ecuatoriano 144A (Ecuador)                                       10/1/00                 47
              6,150  Decrane Holdings                                                           9/30/08                  6
             38,475  Diva Systems Corp.                                                         3/1/08             307,800
             43,450  DTI Holdings Inc.                                                          3/1/08                 435
                850  E. Spire Communications, Inc.                                              11/1/05              8,500
                375  Econophone, Inc. 144A                                                      7/1/07              37,500
              1,290  Epic Resorts                                                               6/15/05                 13
                 25  Esat Holdings, Inc. (Ireland)                                              2/1/07               1,750
              8,410  Firstworld Communication                                                   4/15/08            588,700
                 60  Globalstar Telecommunications                                              2/15/04              4,500
                225  Hyperion Telecommunications 144A                                           4/15/01             17,888
             53,776  ICG Communications                                                         10/15/05           994,856
              1,670  Insilco Holding Co.                                                        8/15/08                  2
                470  Iridium World Com 144A                                                     7/15/05                 59
              3,805  KMC Telecom Holdings, Inc.                                                 4/15/08             11,415
              3,815  Knology Holdings, Inc. 144A                                                10/15/07             9,538
                 60  Long Distance International, Inc. 144A                                     4/13/08                120
                320  McCaw International Ltd.                                                   4/15/07              1,360
              2,800  Mediq Inc. 144A                                                            6/1/09                  28
                 30  Metronet Communications 144A                                               8/15/07              2,460
                850  MGC Communications, Inc. 144A                                              10/1/04             76,075
             31,929  Network Plus Corp.                                                         12/31/00         2,369,451
              5,245  Onepoint Communications, Inc.                                              6/1/08               5,245
                440  Orbital Imaging Corp. 144A                                                 3/1/05               8,800
                 50  Orion Network Systems                                                      1/15/07                575
             10,180  Pathnet, Inc. 144A                                                         4/15/08            101,800
              2,560  Paxson Communications Corp. 144A                                           6/30/03             10,240
                150  R & B Falcon Corp. 144A                                                    5/1/09              24,000
              2,480  Startec Global Communications Corp.                                        5/15/08              2,480
              1,580  Telehub Communications Corp.                                               7/31/05             47,400
                125  UIH Australia/Pacific, Inc. 144A                                           5/15/06              3,750
              2,260  Versatel Telecom B.V. 144A (Netherlands)                                   5/15/08            361,600
                990  WAM!NET, Inc.                                                              3/1/05              22,523
                                                                                                            --------------
                     Total Warrants (cost $2,780,842)                                                       $    5,567,398

COMMON STOCKS (0.2%) (a) (NON)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              2,477  Allegiance Telecom, Inc.                                                               $      148,930
             22,400  AMFM, Inc.                                                                                  1,103,200
             27,272  Capstar Broadcasting Partners                                                                  67,498
             31,082  Celcaribe                                                                                      15,530
             90,040  Celcaribe S.A. 144A (Colombia)                                                                112,550
                607  Hedstrom Holdings, Inc. 144A                                                                      607
                619  Mothers Work, Inc                                                                               8,666
                  8  Spanish Broadcasting System, Inc.                                                               5,200
             23,408  Viatel, Inc.                                                                                  905,597
             15,717  WinStar Communications. Inc.                                                                  798,620
                                                                                                            --------------
                     Total Common Stocks (cost $3,227,015)                                                  $    3,166,398

SHORT-TERM INVESTMENTS (2.5%) (a) (cost $36,577,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $36,577,000  Interest in $432,207,000 joint repurchase agreement dated August 31, 1999 with Warburg Securities
                       due September 1, 1999 with respect to various
                       U.S. Treasury obligations -- maturity value of
                       $36,582,497 for an effective yield of 5.41%                                          $   36,577,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,600,745,799) (b)                                            $1,475,481,436
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,491,259,543.

  (b) The aggregate identified cost on a tax basis is $1,600,859,768 resulting in gross unrealized appreciation and depreciation of $21,101,601 and $146,479,933, respectively, or net unrealized depreciation of $125,378,332.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of
      1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at
      August 31, 1999, which are subject to change based on the terms of the security.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,600,745,799) (Note 1)                                        $1,475,481,436
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                       30,522,712
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                5,049,672
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        1,417,120
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,512,470,940

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                        792,767
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 5,950,984
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      8,400,580
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            2,111,251
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          2,272,083
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              218,095
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             9,679
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              4,227
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,015,474
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  436,257
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    21,211,397
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,491,259,543

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                               $1,659,763,380
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (7,115,324)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Notes 1 and 3)                        (36,124,150)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                         (125,264,363)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,491,259,543

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($594,559,328 divided by 79,366,509 shares)                                               $7.49
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $7.49)*                                    $7.86
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($855,729,089 divided by 114,085,980 shares)**                                            $7.50
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($1,527,718 divided by 203,722 shares)**                                                  $7.50
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($39,443,408 divided by 5,262,166 shares)                                                 $7.50
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $7.50)*                                    $7.75
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended August 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Interest (net of foreign tax $75,828)                                              $128,261,443
-----------------------------------------------------------------------------------------------
Dividend                                                                                772,069
-----------------------------------------------------------------------------------------------
Total investment income                                                             129,033,512

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      7,382,821
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        1,319,080
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        26,673
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         18,870
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 1,152,849
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 6,764,312
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                       913
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   160,575
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  68,435
-----------------------------------------------------------------------------------------------
Registration fees                                                                       225,569
-----------------------------------------------------------------------------------------------
Auditing                                                                                 91,888
-----------------------------------------------------------------------------------------------
Legal                                                                                    86,739
-----------------------------------------------------------------------------------------------
Postage                                                                                 106,697
-----------------------------------------------------------------------------------------------
Other expenses                                                                          156,763
-----------------------------------------------------------------------------------------------
Total expenses                                                                       17,562,184
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (217,944)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         17,344,240
-----------------------------------------------------------------------------------------------
Net investment income                                                               111,689,272
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (32,170,616)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                          16,845
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year              (40,438,269)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (72,592,040)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $ 39,097,232
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                                        For the period
                                                                                                     December 31, 1997
                                                                                     Year ended          (commencement
                                                                                      August 31         of operations)
                                                                                           1999     to August 31, 1998
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                            $  111,689,272           $ 16,146,259
----------------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                    (32,153,771)            (3,896,027)
----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                          (40,438,269)           (78,094,185)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                      39,097,232            (65,843,953)
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (45,606,325)            (6,585,636)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                         (62,136,212)            (9,095,142)
----------------------------------------------------------------------------------------------------------------------
    Class C                                                                              (7,209)                    --
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                          (3,191,936)              (465,481)
----------------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                          (1,343,193)            (1,095,167)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                          (1,830,029)            (1,512,490)
----------------------------------------------------------------------------------------------------------------------
    Class C                                                                                (212)                    --
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                             (94,009)               (77,408)
----------------------------------------------------------------------------------------------------------------------
  From return of capital
    Class A                                                                          (1,827,387)            (1,043,290)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                          (2,489,718)            (1,440,844)
----------------------------------------------------------------------------------------------------------------------
    Class C                                                                                (289)                    --
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                            (127,897)               (73,741)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions
(Notes 4, 5 and 6)                                                                  828,779,452            827,268,427
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        749,222,268            740,035,275

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year (Note 5)                                                          742,037,275              2,002,000
----------------------------------------------------------------------------------------------------------------------
End of year (Including distributions in excess of
net investment income of $7,115,324 and
$2,683,541, respectively)                                                        $1,491,259,543           $742,037,275
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Year        For the period
Per-share                                                                                            ended        Dec. 31, 1997+
operating performance                                                                              August 31      to August 31
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1999             1998
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                  $8.02            $8.50
----------------------------------------------------------------------------------------------------------------------------------
Investment activities
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                              .78              .41(d)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                                                                                   (.48)            (.47)
----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                  .30             (.06)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                     (.78)            (.32)
----------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                     (.02)            (.05)
----------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                                     (.03)            (.05)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                   (.83)            (.42)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                        $7.49            $8.02
----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                3.82            (1.08)*
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                    $594,559         $278,847
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                             1.06              .84(d)*
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                             9.99             4.57(d)*
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                               51.30(f)         44.05*
----------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the period includes amounts paid through expense offset arrangements.
    (Note 2)

(d) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for class A, class B, and class M for the period ended August 31, 1998.

(e) Distributions were less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Total Return Fund.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Year         For the period
Per-share                                                                                            ended         Dec. 31, 1997+
operating performance                                                                              August 31       to August 31
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1999             1998
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                  $8.01            $8.50
----------------------------------------------------------------------------------------------------------------------------------
Investment activities
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                              .72              .36(d)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                                                                                   (.46)            (.46)
----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                  .26             (.10)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                     (.72)            (.29)
----------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                     (.02)            (.05)
----------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                                     (.03)            (.05)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                   (.77)            (.39)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                        $7.50            $8.01
----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                3.30            (1.58)*
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                    $855,729         $444,096
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                             1.81             1.34(d)*
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                             9.24             4.07(d)*
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                               51.30(f)         44.05*
----------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the period includes amounts paid through expense offset arrangements.
    (Note 2)

(d) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for class A, class B, and class M for the period ended August 31, 1998.

(e) Distributions were less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Total Return Fund.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 For the period
Per-share                                                                                                        July 26, 1999+
operating performance                                                                                             to August 31
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                   $7.69
----------------------------------------------------------------------------------------------------------------------------------
Investment activities
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                               .08
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                                                                                                    (.20)
----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                  (.12)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                      (.07)
----------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                                        --(e)
----------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                                                        --(e)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                    (.07)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                         $7.50
----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                                (1.56)*
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                       $1,528
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                               .18
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                              1.18
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                51.30(f)
----------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the period includes amounts paid through expense offset arrangements.
    (Note 2)

(d) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for class A, class B, and class M for the period ended August 31, 1998.

(e) Distributions were less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Total Return Fund.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                       Year       For the period
Per-share                                                                                              ended       Dec. 31, 1997+
operating performance                                                                                August 31      to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1999             1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                    $8.01            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment activities
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                .77              .40(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                                                                                     (.47)            (.48)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                    .30             (.08)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                       (.76)            (.31)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                       (.02)            (.05)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                                       (.03)            (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                     (.81)            (.41)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                          $7.50            $8.01
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                  3.83            (1.33)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                       $39,443          $19,094
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                               1.31             1.01(d)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                               9.71             4.49(d)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                 51.30(f)         44.05*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the period includes amounts paid through expense offset arrangements.
    (Note 2)

(d) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for class A, class B, and class M for the period ended August 31, 1998.

(e) Distributions were less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Total Return Fund.



Notes to financial statements
August 31, 1999

Note 1
Significant accounting policies

Putnam High Yield Trust II ("the fund") is a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities constituting a portfolio that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes does not involve undue risk to income or principal.

The fund offers class A, class B, class C and class M shares. The fund began offering class C shares on July 26, 1999. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations, such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, or dealers which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities is amortized on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

During the year the fund acquired the assets of Putnam High Yield Total Return. A portion of the loss carry- forward was acquired in the merger and is available to offset the future capital gain of the fund to the extent of IRS regulations. At August 31, 1999, the fund had a capital loss carryover of approximately $23,167,000 available to offset future net capital gain, if any, which will expire on the following dates:

Loss Carryover                   Expiration
--------------                   ---------------
   $ 3,691,000                   August 31, 2005
     4,909,000                   August 31, 2006
    14,567,000                   August 31, 2007

G) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, defaulted bond interest, paydown gains and losses on mortgage-backed securities, and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1999, the fund reclassified $1,911,930 to increase distributions in excess of net investment income and $1,986,282 to increase paid-in-capital, with an increase to accumulated net realized losses of $74,352. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended August 31, 1999, fund expenses were reduced by $217,944 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,729 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00%, and 0.50% of the average net assets attributable to class A, class B, class C, and class M shares respectively.

For the year ended August 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $1,085,690 and $37,399 from the sale of class A and class M shares, respectively and $1,615,621 and no monies, in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $76,935 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended August 31, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,241,982,242 and $550,368,841, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           For the year ended August 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     73,533,980       $573,657,962
-----------------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam High Yield
Total Return Fund                                6,137,823         47,322,612
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,711,267         28,848,255
-----------------------------------------------------------------------------
                                                83,383,070        649,828,829

Shares
repurchased                                    (38,798,612)      (302,759,530)
-----------------------------------------------------------------------------
Net increase                                    44,584,458       $347,069,299
-----------------------------------------------------------------------------

                                             For the period December 31, 1997
                                                 (commencement of operations)
                                                           to August 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     40,550,553       $362,372,816
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      626,303          5,446,273
-----------------------------------------------------------------------------
                                                41,176,856        367,819,089

Shares
repurchased                                     (6,630,099)       (58,110,433)
-----------------------------------------------------------------------------
Net increase                                    34,546,757       $309,708,656
-----------------------------------------------------------------------------

                                           For the year ended August 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     77,290,503       $603,463,176
-----------------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam High Yield
Total Return Fund                                6,884,889         53,151,342
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,473,846         34,805,857
-----------------------------------------------------------------------------
                                                88,649,238        691,420,375

Shares
repurchased                                    (30,023,426)      (233,784,443)
-----------------------------------------------------------------------------
Net increase                                    58,625,812       $457,635,932
-----------------------------------------------------------------------------

                                             For the period December 31, 1997
                                                 (commencement of operations)
                                                           to August 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     62,104,484       $554,585,163
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      781,429          6,775,411
-----------------------------------------------------------------------------
                                                62,885,913        561,360,574

Shares
repurchased                                     (7,425,863)       (65,206,680)
-----------------------------------------------------------------------------
Net increase                                    55,460,050       $496,153,894
-----------------------------------------------------------------------------

                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                           to August 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        203,605         $1,541,201
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                          540              4,053
-----------------------------------------------------------------------------
                                                   204,145          1,545,254

Shares
repurchased                                           (423)            (3,181)
-----------------------------------------------------------------------------
Net increase                                       203,722         $1,542,073
-----------------------------------------------------------------------------

                                           For the year ended August 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,887,291        $38,180,718
-----------------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam High Yield
Total Return Fund                                  409,132          3,158,496
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      281,920          2,191,787
-----------------------------------------------------------------------------
                                                 5,578,343         43,531,001

Shares
repurchased                                     (2,701,176)       (20,998,853)
-----------------------------------------------------------------------------
Net increase                                     2,877,167        $22,532,148
-----------------------------------------------------------------------------

                                             For the period December 31, 1997
                                                 (commencement of operations)
                                                           to August 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,136,710        $28,080,662
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       50,712            441,554
-----------------------------------------------------------------------------
                                                 3,187,422         28,522,216

Shares
repurchased                                       (802,541)        (7,116,339)
-----------------------------------------------------------------------------
Net increase                                     2,384,881        $21,405,877
-----------------------------------------------------------------------------

Note 5
Initial capitalization and
offering of shares

The fund was established as a Massachusetts business trust on January 22, 1996. During the period January 22, 1996 to December 30, 1997, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,000,000, $1,000 and $1,000 of initial organizational expenses, and the issuance of 235,294, 118 and 118 shares of classes A, B, and M, respectively to Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc.

Note 6
Acquisition of Putnam High Yield Total Return Fund

On July 12, 1999, the fund issued 6,137,823, 6,884,889, and 409,132 of class A, class B, and class M shares to the shareholders of Putnam High Yield Total Return Fund to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam High Yield Total Return Fund on July 9, 1999, were $1,404,712,997 and $103,632,450, respectively. On July 9, 1999, Putnam High Yield Total Return Fund had unrealized depreciation of $6,731,909.

The aggregate net assets of the fund immediately following the acquisition were $1,508,345,447.


Federal tax information
(Unaudited)

The fund has designated 4.56% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For the year ended August 31, 1999, a portion of the fund's distribution represents a return of capital and therefore not taxable to shareholders.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

Jeffrey A. Kaufman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam High Yield Trust II. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN064-55019 2HB/2HD/2HE 10/99